Exhibit 99.3

Welltower Announces Strategic Investment by Qatar Investment Authority

TOLEDO, December 4, 2018 /PRNewswire/ — Welltower Inc. (NYSE: WELL), today announced that an affiliate of Qatar Investment Authority (“QIA”), Qatar’s sovereign wealth fund, has established an interest in the Company’s common stock through a $300 million investment and has an option to acquire an interest in a development pipeline of urban senior living communities, representing the initial investments in a long-term partnership.

“We are proud to announce QIA’s investment in Welltower as it further validates our unique investment thesis of owning, managing and developing modern and efficient healthcare real estate”, said Tom DeRosa, CEO of Welltower. “QIA, one the world’s largest sovereign wealth funds, shares our vision regarding the importance of this asset class in improving outcomes and lowering the costs of healthcare delivery and we look forward to a long and mutually beneficial relationship.”

“QIA fully shares Welltower’s view as to the enormous opportunity presented by investing in next-generation healthcare infrastructure, especially in view of the aging global population”, said Mansoor Ebrahim Al-Mahmoud, CEO of QIA. “We look forward to partnering with Welltower for the long-term, benefiting from their best-in-class platform and ability to create sustainable value.”

QInvest acted as financial advisor to QIA on the transaction.

About Welltower Welltower Inc. (NYSE: WELL), an S&P 500 company headquartered in Toledo, Ohio, is driving the transformation of health care infrastructure. The company invests with leading seniors housing operators, post-acute providers and health systems to fund the real estate infrastructure needed to scale innovative care delivery models and improve people’s wellness and overall health care experience. Welltower™, a real estate investment trust (“REIT”), owns interests in properties concentrated in major, high-growth markets in the United States, Canada and the United Kingdom, consisting of seniors housing and post-acute communities and outpatient medical properties. More information is available at www.welltower.com. We routinely post important information on our website at www.welltower.com in the “Investors” section, including corporate and investor presentations and financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website under the heading “Investors”. Accordingly, investors should monitor such portion of the company’s website in addition to following our press releases, public conference calls and filings with the Securities and Exchange Commission. The information on our website is not incorporated by reference in this press release, and our web address is included as an inactive textual reference only.

Forward-Looking Statements and Risk Factors This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,”

“estimate” or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. In particular, these forward-looking statements include, but are not limited to, those relating to our opportunities to acquire, develop or sell properties; our ability to close anticipated acquisitions, investments or dispositions on currently anticipated terms, or within currently anticipated timeframes; the expected performance of our operators/tenants and properties; our expected occupancy rates; our ability to declare and to make distributions to shareholders; our investment and financing opportunities and plans; our continued qualification as a REIT; our ability to access capital markets or other sources of funds; and our ability to meet our earnings guidance. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause our actual results to differ materially from our expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; our ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting our properties; our ability to re-lease space at similar rates as vacancies occur; our ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting our properties; changes in rules or practices governing our financial reporting; the movement of U.S. and foreign currency exchange rates; our ability to maintain our qualification as a REIT; key management personnel recruitment and retention; and other risks described in our reports filed from time to time with the Securities and Exchange Commission. Finally, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

About Qatar Investment Authority Qatar Investment Authority was founded by the State of Qatar in 2005 following the vision of HH Sheikh Hamad bin Khalifa Al Thani to strengthen the country’s economy by diversifying into new asset classes. Building on the heritage of Qatar investments dating back more than three decades, its growing portfolio of long-term investments help complement the state’s huge wealth in natural resources. Headquartered in Doha, and now with a subsidiary in New York called Qatar Investment Authority Advisory (US) Inc., QIA is structured to operate at the very highest levels of global investing. As a world class investor, QIA adheres to the strictest financial and commercial disciplines. It has a strong track record of investing in different asset classes, including listed securities, property, alternative assets and private equity in all the major capital markets as well as the newer emerging markets. For more information, please visit www.qia.qa.

SOURCE Welltower INC.

Tim McHugh 646-677-8743